UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2016

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

______________________

(Address of principal executive offices)

20850

____________________

(Zip Code)

(240) 864-2600

_____________________

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) CASI Pharmaceuticals, Inc. (the “Company”) held its 2016 annual meeting of stockholders (the “Annual Meeting”) on June 2, 2016. At the Annual Meeting, the Company’s stockholders approved the amendments to the Company’s 2011 Long-Term Incentive Plan (the “2011 Plan”).

Under the amendments to the 2011 Plan, (i) the number of shares of Common Stock reserved for issuance increased from 8,230,000 to 11,230,000; and (ii) the maximum number of shares of Common Stock that may be awarded to any one individual during any calendar year under the Plan increased from 1,300,000 to 2,000,000. The Company’s executive officers and directors are eligible to receive awards under the 2011 Plan in accordance with the terms and conditions set forth therein. A copy of the 2011 Plan was filed with the Securities and Exchange Commission on April 8, 2016 as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) for the Annual Meeting and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered and approved three proposals, each of which is described in more detail in the Proxy Statement. The following is a brief description of each matter voted upon at the Annual Meeting, and the final voting results for each matter, including the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

Election of Directors.  Each of James Huang and Quan Zhou, PhD. were elected to serve as a member of the Board for a term expiring at the annual meeting of stockholders as indicated in the Proxy Statement and until his successor is duly elected and qualified, as follows:

Director	FOR	WITHHELD	BROKER NON-VOTES
James Huang	28,151,173	67,875	8,822,779
Quan Zhou, PhD	28,151,386	67,662	8,822,779

Approval of the amendments to the 2011 Long-Term Incentive Plan. The stockholders voted to approve the amendments to the 2011 Plan, as follows:

FOR	27,927,900
AGAINST	242,148
ABSTAIN	49,000
BROKER NON-VOTES	8,822,779

Ratify Independent Registered Public Accountants.  The stockholders ratified the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, as follows:

FOR	36,763,496
AGAINST	237,450
ABSTAIN	40,881

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	CASI Pharmaceuticals, Inc. 2011 Long-Term Incentive Plan, as amended (previously filed with, and incorporated herein by reference to, the Company’s Definitive Proxy Statement filed on April 8, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.

/s/ Cynthia W. Hu
Cynthia W. Hu
Chief Operating Officer, General Counsel & Secretary

Date: June 3, 2016